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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of The
                          Securities Exchange Act of 1934


                          Date of Report:  July 2, 1996
                         (Date of earliest event reported)



                       NYLIFE REALTY INCOME PARTNERS I, L.P.
               (Exact name of Registrant as specified in its charter)



        Delaware                      0-16859                   13-3410538
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)


    51 Madison Avenue, Suite 1710
           New York, NY                                           10010
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code:  (212) 576-7300


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ITEM 5.  OTHER EVENTS.

    The dissolution and termination of the Registrant was approved by the requisite number of holders of partnership units of the Registrant pursuant to a consent solicitation that expired at 5:00 p.m., New York time, on July 1, 1996. NYLIFE Realty Inc., as liquidator of the Registrant, has commenced the winding up process of the Registrant.


                                     2

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                                  SIGNATURES




    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             NYLIFE REALTY INCOME PARTNERS I, L.P.



                             By:  NYLIFE Realty Inc.,
                                  General Partner


                             By:  /s/ Kevin M. Micucci
                                  ---------------------------------------
                                  Kevin M. Micucci
                                  President and Chief Financial Officer



Date:  July 12, 1996